UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

Omnicare, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

900 Omnicare Center 201 East 4th Street Cincinnati, Ohio 45202
(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer
(e) On May 22, 2014, the stockholders of Omnicare, Inc. (the "Company") approved the adoption of the Omnicare, Inc. 2014 Stock & Incentive Plan (the "Plan"). The Plan became effective on May 22, 2014 upon such approval. A summary of the Plan is set forth in the Company's Proxy Statement dated April 18, 2014 and is incorporated by reference herein. The summary is subject to and qualified in its entirety by reference to the full text of the Plan, which is attached to the Proxy Statement as Appendix B.

Item 5.07.    Submission of Matters to a Vote of Security Holders
On May 22, 2014, the Company held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders of the Company (1) elected nine directors to serve on the Board of Directors until the Annual Meeting of Stockholders in 2015, (2) ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the 2014 fiscal year, (3) approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement, (4) approved the Plan, and (5) re-approved the performance criteria under the Company's Annual Incentive Plan for Senior Executive Officers.
The final voting results are set forth below:

	Shares Voted
	For	Against	Abstentions	Broker Non-Votes
Election of Directors:
John L. Bernbach	85,491,035	382,886	275,451	3,254,263
James G. Carlson	85,694,664	189,154	265,554	3,254,263
Mark A. Emmert	85,495,037	388,605	265,730	3,254,263
Steven J. Heyer	85,189,001	700,304	260,067	3,254,263
Sam R. Leno	85,678,827	215,183	255,362	3,254,263
Barry P. Schochet	85,670,905	220,390	258,077	3,254,263
James D. Shelton	85,642,914	281,370	225,088	3,254,263
Amy Wallman	85,637,002	266,272	246,098	3,254,263
John L. Workman	85,679,199	224,928	245,245	3,254,263
	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory approval of the compensation of the named executive officers as disclosed in the proxy statement:	81,477,765	4,335,728	335,879	3,254,263
	For	Against	Abstentions
Ratification of the independent auditors:	88,788,059	395,226	220,350
	For	Against	Abstentions	Broker Non-Votes
Adoption of the 2014 Stock & Incentive Plan:	83,264,664	2,594,396	290,312	3,254,263
	For	Against	Abstentions	Broker Non-Votes
Re-approval of the performance criteria under the Annual Incentive Plan for Senior Executive Officers:	84,384,991	1,467,899	296,482	3,254,263

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Alexander M. Kayne
Name: Alexander M. Kayne
Title: Senior Vice President, General Counsel and Secretary

Dated:  May 22, 2014